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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report dated April 15, 2002, included in this Annual Report on Form 10-K/A.

                            /s/  Rubin, Brown, Gornstein & Co., LLP
                            ----------------------------------------------------
                            Rubin, Brown, Gornstein & Co., LLP

St. Louis, Missouri
April 15, 2002

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